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                       CONSENT OF INDEPENDENT ACCOUNTANTS

January 10, 2000

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 9, 1999 relating to the financial statements, which includes a qualification paragraph relating to the company's ability to continue as a going concern, and which appears in Venturi Technologies, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1998.


                                       CHILD & COMPANY, PC